UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 17)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Puerto Rico Residents Tax-Free Fund IV, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

NOTICE OF ADJOURNMENT OF 2021 ANNUAL MEETING OF SHAREHOLDERS

UNTIL JANUARY 16, 2025

To the Shareholders of the Puerto Rico Residents Tax-Free Fund IV, Inc.:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of the Puerto Rico Residents Tax-Free Fund IV, Inc., a Puerto Rico corporation (the “Fund”) will be reconvened on January 16, 2025, at 11:00 AM Atlantic Standard Time (10:00 AM Eastern Standard Time). The Annual Meeting will be reconvened for the following purposes:

1.	To elect two (2) directors of the Fund (PROPOSAL 1);

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment, to the Bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to November 16, 2021 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

The Annual Meeting was originally convened on February 17, 2022 and was subsequently adjourned to March 17, 2022, May 5, 2022, June 9, 2022, August 2, 2022, September 22, 2022, December 15, 2022, March 9, 2023, June 1, 2023, August 3, 2023, November 2, 2023, January 16, 2024, April 18, 2024, July 18, 2024, October 17, 2024, and December 19, 2024 to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting. On December 19, 2024, the Annual Meeting was reconvened and then adjourned again without transacting any other business to be held virtually on the date and time set forth in this notice.

The items mentioned above are discussed in greater detail in the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on January 25, 2022, as supplemented by Amendment No. 1 filed with the SEC on February 18, 2022, Amendment No. 2 filed with the SEC on March 18, 2022, Amendment No. 3 filed with the SEC on May 6, 2022, Amendment No. 4 filed with the SEC on June 10, 2022, Amendment No. 5 filed with the SEC on August 3, 2022, Amendment No. 6 filed with the SEC on September 23, 2022, Amendment No. 7 filed with the SEC on December 16, 2022, Amendment No. 8 filed with the SEC on March 10, 2023, Amendment No. 9 filed with the SEC on June 2, 2023, Amendment No. 10 filed with the SEC on August 4, 2023, Amendment No. 11 filed with the SEC on November 3, 2023, Amendment No. 12 filed with the SEC on January 17, 2024, Amendment No. 13 filed with the SEC on February 6, 2024, Amendment No. 14 filed with the SEC on April 22, 2024, Amendment No. 15 filed with the SEC on July 19, 2024, Amendment No. 16 filed with the SEC on October 21, 2024, and this Amendment No. 17 (the proxy statement, as supplemented by Amendment Nos. 1-17, the “Proxy Statement”). This notice should be read in conjunction with the Proxy Statement.

The Annual Meeting will be conducted virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, January 18, 2022, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 14, 2025 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Only shareholders of record at the close of business on January 18, 2022, will be entitled to receive this notice and will be able to vote at the Annual Meeting in accordance with the number of shares of record held in the name of each shareholder on such date.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 19th day of December, 2024.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

Puerto Rico Residents Tax-Free Fund IV, Inc. Announces Adjournment of 2021 Annual Meeting of Shareholders to January 16, 2025

SAN JUAN, Puerto Rico – December 19, 2024 – Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”) today reconvened and then adjourned the 2021 Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) without transacting any other business. The Annual Meeting, which was originally convened on February 17, 2022 and was subsequently adjourned a number of times, most recently to December 19, 2024, has been adjourned again to be reconvened virtually on January 16, 2025 at 11:00 AM Atlantic Standard Time (10:00 AM Eastern Standard Time).

The transaction of business at the Annual Meeting requires a quorum of more than one-half of the outstanding shares of the Fund entitled to vote, represented in person or by proxy. Based on a determination by the inspectors of election, there was no quorum present at the reconvened Annual Meeting. Accordingly, the Annual Meeting has been adjourned to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the Annual Meeting.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ON THE WHITE PROXY CARD: (1) “FOR” PROPOSAL 1 TO ELECT THE TWO DIRECTOR NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS OF THE FUND TO SERVE UNTIL THE END OF THEIR RESPECTIVE TERM OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED; AND (2) “AGAINST” PROPOSAL 2 TO REPEAL ANY PROVISION OF, OR AMENDMENT TO, THE BYLAWS OF THE FUND ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF THE FUND’S SHAREHOLDERS SUBSEQUENT TO NOVEMBER 16, 2021. THESE PROPOSALS ARE DISCUSSED IN GREATER DETAIL IN THE PROXY STATEMENT, WHICH WE ADVISE YOU TO READ IN ITS ENTIRETY.

The record date for the adjourned Annual Meeting remains the close of business on January 18, 2022. Shareholders who have already voted do not need to recast their votes unless they wish to change their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Shareholders who have not already voted or wish to change their vote are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

The Board of Directors does not know of any matters to be properly brought before the Annual Meeting other than the proposals described in the Proxy Statement.

In the event you receive any materials from Ocean Capital LLC (“Ocean Capital”) or any of its affiliates, we urge you to discard any blue proxy cards that you receive. The Fund also encourages you NOT to sign or return any blue proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s director nominees or shareholder proposal. If you vote—or have already voted—using a blue proxy card sent to you by Ocean Capital, you can revoke it by voting using the WHITE proxy card sent to you or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

If shareholders have questions about how to vote their shares, they should immediately contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on January 25, 2022, as supplemented by Amendment No. 1 filed with the SEC on February 18, 2022 (“Amendment No. 1”), Amendment No. 2 filed with the SEC on March 18, 2022 (“Amendment No. 2”), Amendment No. 3 filed with the SEC on May 6, 2022 (“Amendment No. 3”), Amendment No. 4 filed with the SEC on June 10, 2022 (“Amendment No. 4”), Amendment No. 5 filed with the SEC on August 3, 2022 (“Amendment No. 5”), Amendment No. 6 filed with the SEC on September 23, 2022 (“Amendment No. 6”), Amendment No. 7 filed with the SEC on December 16, 2022 (“Amendment No. 7”), Amendment No. 8 filed with the SEC on March 10, 2023 (“Amendment No. 8”), Amendment No. 9 filed with the SEC on June 2, 2023 (“Amendment No. 9”), Amendment No. 10 filed with the SEC on August 4, 2023 (“Amendment No. 10”), Amendment No. 11 filed with the SEC on November 3, 2023 (“Amendment No. 11”), Amendment No. 12 filed with the SEC on January 17, 2024 (“Amendment No. 12”), Amendment No. 13 filed with the SEC on February 6, 2024 (“Amendment No. 13”), Amendment No. 14 filed with the SEC on April 22, 2024 (“Amendment No. 14”), Amendment No. 15 filed with the SEC on July 19, 2024 (“Amendment No. 15”), Amendment No. 16 filed with the SEC on October 21, 2024 (“Amendment No. 16”), and this Amendment No. 17 (“Amendment No. 17”), and as amended and supplemented by Amendment Nos. 1–17, the “Proxy Statement”), any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 19th day of December, 2024.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary